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                                                                Exhibit 10.44

                          CRESTAR FINANCIAL CORPORATION



                                   CERTIFICATE
                                   -----------



                           RESOLUTION RELATING TO THE
                          CRESTAR FINANCIAL CORPORATION
                            DIRECTORS' EQUITY PROGRAM



     I, James J. Kelley, hereby certify that I am the duly appointed and qualified Human Resources Director of Crestar Financial Corporation, and that the resolution relating to the Crestar Financial Corporation Directors' Equity Program, as set forth in Exhibit I, attached hereto, was implemented by me this date pursuant to actions of the Board of Directors of Crestar Financial Corporation taken on October 23, 1998, and the Board's Human Resources and Compensation Committee on October 22, 1998, which actions remain in full force and effect as of the date of this certificate.



Dated:         12-31-99                            /s/ James J. Kelley
      ---------------------------------        -----------------------
                                               James J. Kelley
                                               Human Resources Director

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                                                                       Exhibit I


                           RESOLUTION RELATING TO THE
                          CRESTAR FINANCIAL CORPORATION
                            DIRECTORS' EQUITY PROGRAM


RESOLVED, That elective deferrals under the Crestar Financial Corporation Directors' Equity Program shall not be offered for any year after the 1998 Deferral Year.

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